                                                                      Exhibit 24

                           CAPITAL CITIES/ABC, INC.
               POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

Know All Men By These Presents, that the undersigned director of Capital Cities/ABC, Inc. (the Company), hereby constitutes and appoints Thomas S. Murphy, Robert A. Iger and Ronald J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the Employee Stock Purchase Plan, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned has subscribed these presents this 3rd day
                                                                       ---
of March, 1995.

                                   Robert P. Bauman
                              ______________________________________________
                                             Name


                               /s/ Robert P. Bauman
                              ______________________________________________
                                             Signature

                                                                      Exhibit 24

                           CAPITAL CITIES/ABC, INC.
               POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

Know All Men By These Presents, that the undersigned director of Capital Cities/ABC, Inc. (the Company), hereby constitutes and appoints Thomas S. Murphy, Robert A. Iger and Ronald J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the Employee Stock Purchase Plan, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned has subscribed these presents this 3rd day
                                                                       ---
of March, 1995.

                                   Nicholas F. Brady
                              ______________________________________________
                                   Name


                               /s/ Nicholas F. Brady
                              ______________________________________________
                                   Signature

                                                                      Exhibit 24

                           CAPITAL CITIES/ABC, INC.
               POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

Know All Men By These Presents, that the undersigned director of Capital Cities/ABC, Inc. (the Company), hereby constitutes and appoints Thomas S. Murphy, Robert A. Iger and Ronald J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the Employee Stock Purchase Plan, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned has subscribed these presents this 3rd day
                                                                       ---
of March, 1995.

                                   Warren E. Buffett
                              ______________________________________________
                                             Name


                               /s/ Warren E. Buffett
                              ______________________________________________
                                             Signature

                                                                      Exhibit 24

                           CAPITAL CITIES/ABC, INC.
               POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

Know All Men By These Presents, that the undersigned director of Capital Cities/ABC, Inc. (the Company), hereby constitutes and appoints Thomas S. Murphy, Robert A. Iger and Ronald J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the Employee Stock Purchase Plan, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned has subscribed these presents this 7th day
                                                                       ---
of March, 1995.

                                   Daniel B. Burke
                              ______________________________________________
                                             Name


                               /s/ Daniel B. Burke
                              ______________________________________________
                                             Signature

                                                                      Exhibit 24

                           CAPITAL CITIES/ABC, INC.
               POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

Know All Men By These Presents, that the undersigned director of Capital Cities/ABC, Inc. (the Company), hereby constitutes and appoints Thomas S. Murphy, Robert A. Iger and Ronald J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the Employee Stock Purchase Plan, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned has subscribed these presents this 7th day
                                                                       ---
of March, 1995.

                                   Frank T. Cary
                              ______________________________________________
                                             Name


                               /s/ Frank T. Cary
                              ______________________________________________
                                             Signature

                                                                      Exhibit 24

                           CAPITAL CITIES/ABC, INC.
               POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

Know All Men By These Presents, that the undersigned director of Capital Cities/ABC, Inc. (the Company), hereby constitutes and appoints Thomas S. Murphy, Robert A. Iger and Ronald J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the Employee Stock Purchase Plan, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned has subscribed these presents this 3 day
                                                                      ---
of March, 1995.

                                   John B. Fairchild
                              ______________________________________________
                                             Name


                               /s/ John B. Fairchild
                              ______________________________________________
                                             Signature

                                                                      Exhibit 24

                           CAPITAL CITIES/ABC, INC.
               POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

Know All Men By These Presents, that the undersigned director of Capital Cities/ABC, Inc. (the Company), hereby constitutes and appoints Thomas S. Murphy, Robert A. Iger and Ronald J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the Employee Stock Purchase Plan, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned has subscribed these presents this 3rd day
                                                                       ---
of March, 1995.

                                   Leonard H. Goldenson
                              ______________________________________________
                                             Name


                               /s/ Leonard H. Goldenson
                              ______________________________________________
                                             Signature

                                                                      Exhibit 24

                           CAPITAL CITIES/ABC, INC.
               POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

Know All Men By These Presents, that the undersigned director of Capital Cities/ABC, Inc. (the Company), hereby constitutes and appoints Thomas S. Murphy, Robert A. Iger and Ronald J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the Employee Stock Purchase Plan, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned has subscribed these presents this 3rd day
                                                                       ---
of March, 1995.

                                  Frank S. Jones
                              ______________________________________________
                                             Name


                              /s/ Frank S. Jones
                             _______________________________________________
                                             Signature

                                                                      Exhibit 24

                           CAPITAL CITIES/ABC, INC.
               POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

Know All Men By These Presents, that the undersigned director of Capital Cities/ABC, Inc. (the Company), hereby constitutes and appoints Thomas S. Murphy, Robert A. Iger and Ronald J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the Employee Stock Purchase Plan, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned has subscribed these presents this 3 day
                                                                      ---
of March, 1995.

                                   Ann Dibble Jordan
                              ______________________________________________
                                             Name


                               /s/ Ann Dibble Jordan
                              ______________________________________________
                                             Signature

                                                                      Exhibit 24

                           CAPITAL CITIES/ABC, INC.
               POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

Know All Men By These Presents, that the undersigned director of Capital Cities/ABC, Inc. (the Company), hereby constitutes and appoints Thomas S. Murphy, Robert A. Iger and Ronald J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the Employee Stock Purchase Plan, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned has subscribed these presents this 3rd day
                                                                       ---
of March, 1995.

                                   John H. Muller, Jr.
                              ______________________________________________
                                             Name


                               /s/ John H. Muller, Jr.
                              ______________________________________________
                                             Signature

                                                                      Exhibit 24

                           CAPITAL CITIES/ABC, INC.
               POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

Know All Men By These Presents, that the undersigned director of Capital Cities/ABC, Inc. (the Company), hereby constitutes and appoints Thomas S. Murphy, Robert A. Iger and Ronald J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the Employee Stock Purchase Plan, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned has subscribed these presents this 10 day
                                                                      ----
of March, 1995.

                                   Wyndham Robertson
                              ______________________________________________
                                             Name


                               /s/ Wyndham Robertson
                              ______________________________________________
                                             Signature

                                                                      Exhibit 24

                           CAPITAL CITIES/ABC, INC.
               POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT

Know All Men By These Presents, that the undersigned director of Capital Cities/ABC, Inc. (the Company), hereby constitutes and appoints Thomas S. Murphy, Robert A. Iger and Ronald J. Doerfler, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and all things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of Common Stock of the Company to be sold under the Employee Stock Purchase Plan, to the extent that any such registration may be required in the opinion of the executive officers of the Company, upon the advice of counsel, including without limitation the power and authority to sign the name of the undersigned director to the Registration Statement on Form S-8 relating to the registration of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as a part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

In Witness Whereof, the undersigned has subscribed these presents this 5th day
                                                                       ---
of March, 1995.

                                   M. Cabell Woodward, Jr.
                              ______________________________________________
                                             Name


                               /s/ M. Cabell Woodward, Jr.
                              ______________________________________________
                                             Signature